Exhibit 10.2

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SECURITIES AND DEPOSIT ACCOUNT AGREEMENT

AND

SECURITIES AND DEPOSIT ACCOUNT CONTROL AGREEMENT

dated as of _______ __, 2016

among

Life Partners Position Holder Trust,

[Depository],

_______, as Trustee,

_______, as CFH Agent,

_______, as Escrow Agent,

Vida Capital, Inc., as Collateral Agent,

and

Life Partners, Inc.

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This SECURITIES AND DEPOSIT ACCOUNT AGREEMENT AND SECURITIES AND DEPOSIT ACCOUNT CONTROL AGREEMENT (this “Agreement”) dated as of _______ __, 2016 is entered into among:

(a)     Life Partners Position Holder Trust, a Texas common-law trust (the “Debtor”);

(b)     _______ (the “Depository”);

(c)     _______, as trustee under the Indenture (the “Trustee”);

(d)     _______, as agent for the Continuing Fractional Holders (the “CFHA gent”);

(e)     _______, as escrow agent under the Escrow Agreement (the “Escrow Agent”);

(f)      _______, as collateral agent for the under the Lender Security Agreement (the “Collateral Agent”); and

(g)     Life Partners, Inc., a Texas corporation (“LPI”).

RECITALS

A.           Pursuant to the Third Amended Joint Plan of Reorganization of Life Partners Holdings, Inc., et. al., pursuant to Chapter 11 of the Bankruptcy Code, confirmed by the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division, on _______ __, 2016 (the “Plan”), LPI will contribute to the Debtor, and the Debtor will succeed to all of LPI’s right, title and interest in, the life insurance policies specified in Schedule I hereto (the “Policies”).

B.           The Debtor would like to establish four securities accounts with the Depository, for which the Debtor will be the entitlement holder, one with number _______ (the “Debtor NIRAN Collateral Securities Account”), a second with number _______ (the “Debtor MFF Collateral Securities Account”), a third with number _______ (the “Debtor Collateral Agent Securities Account”) and a fourth with number _______ (the “Debtor Lien-Free Securities Account” and, together with the Debtor NIRAN Collateral Securities Account, the Debtor MFF Collateral Securities Account and the Debtor Collateral Agent Securities Account, the “Debtor Securities Accounts”).

C.           The CFH Agent would like to establish a securities account with the Depository, for which the CFH Agent will be the entitlement holder, with number _______ (the “CFH Securities Account”).

D.           The Escrow Agent would like to establish a securities account with the Depository, for which the Escrow Agent will be the entitlement holder, with number _______ (the “Escrow Agent Securities Account” and, together with the Debtor Securities Accounts and the CFH Securities Account, the “Securities Accounts”).

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E.           The Debtor would like to establish four deposit accounts with the Depository, for which the Debtor will be the customer, one with number _______ (the “Debtor NIRAN Collateral Deposit Account”), a second with number _______ (the “Debtor MFF Collateral Deposit Account”), a third with number _______ (the “Debtor Collateral Agent Deposit Account”) and a fourth with number _______ (the “Debtor Lien-Free Deposit Account” and, together with the Debtor NIRAN Collateral Deposit Account, the Debtor MFF Collateral Deposit Account and the Debtor Collateral Agent Deposit Account, the “Debtor Deposit Accounts”).

F.           The CFH Agent would like to establish a deposit account with the Depository, for which the CFH Agent will be the customer, with number _______ (the “CFH Deposit Account”).

G.           The Escrow Agent would like to establish a deposit account with the Depository, for which the Escrow Agent will be the customer, with number _______ (the “Escrow Agent Deposit Account” and, together with the Debtor Deposit Accounts and the CFH Deposit Account, the “Deposit Accounts”).1

H.           The Debtor and the other parties hereto desire to have the Policies be held by the Depository as financial assets, subject to the indirect holding system rules contained in Part 5 of Chapter 8 of the UCC, and to have the respective Specified Interests specified herein in respect of each Policy be credited to the respective Debtor Securities Accounts and the CFH Securities Account.

I.            The Debtor is a party to the Indenture dated as of _______ __, 2016 (the “Indenture”) with the Trustee pursuant to which the Debtor has issued its __% Senior Secured Notes due 2031 (the “Notes”).

J.            Pursuant to the Trustee Security Agreement dated as of _______ __, 2016 (the “Trustee Security Agreement”) between the Debtor and the Trustee, the Debtor has granted to the Trustee, for the benefit of itself and the holders of the Notes, a first-priority security interest in the Debtor NIRAN Collateral Securities Account and the Debtor NIRAN Collateral Deposit Account and proceeds thereof as collateral security, among other things, for the Debtor’s obligations under the Indenture and the Notes.

K.           The Debtor is a party to the Servicing Agreement dated as of _______ __, 2016 (the “Servicing Agreement”) with Vida Capital, Inc., as servicer (the “Servicer”) pursuant to which, among other things, the Servicer has agreed to act as agent for the Continuing Fractional Holders (as defined in the Plan) (the “Continuing Fractional Holders”).

[1]	The intent of this is that Securities and Deposit Accounts are paired, with the Securities Accounts to hold financial assets (i.e., Specified Interests in Policies) and the Deposit Accounts cash. The Debtor NIRAN Collateral Securities Account and Deposit Account will secure the New IRA Notes, the Debtor MFF Collateral Securities Account and Deposit Account will secure any Maturity Funds Loans outstanding under the Maturity Funds Facility, the Debtor Collateral Agent Securities Account and Deposit Account will secure loans made by the Collateral Agent (i.e., Vida or any other third-party secured lender) and the Debtor Lien-Free Securities Account and Deposit Account will hold any Specified Interests and related cash not subject to any security interest from time to time. The CFH Securities and Deposit Accounts will be for the benefit of Continuing Fractional Holders, giving them indirect beneficial interests in the Policies. The Maturity Funds Security and Deposit Accounts will be used to hold distributions from the Debtor NIRAN Collateral, Debtor MFF Collateral and CFH Deposit Accounts and set up an escrow to be used to fund loans under the Maturity Funds Facility.

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L.           The Debtor is a party to the Escrow Agreement dated as of _______ __, 2016 (the “Escrow Agreement”) with the Escrow Agent, pursuant to which the Escrow Agent has been appointed as escrow agent to, among other things, hold funds distributed from the Debtor NIRAN Collateral Deposit Account and the CFH Deposit Account to be held and disbursed for the purposes set forth in the Plan, including making loans to the Debtor pursuant to the Maturity Funds Facility created under the Plan (the “Maturity Funds Facility”).

M.          Pursuant to the Maturity Funds Security Agreement dated as of _______ __, 2016 (the “Maturity Funds Security Agreement”) between the Debtor and the Escrow Agent, the Debtor has granted to the Escrow Agent, for the benefit of itself and the lenders under the Maturity Funds Facility, a first-priority security interest in the Debtor MFF Collateral Securities Account and the Debtor MFF Collateral Deposit Account and proceeds thereof as collateral security for the Debtor’s obligations under the Maturity Funds Facility.

N.           The Debtor is a party to the Exit Loan Facility Agreement dated as of _______ __, 2016 with Vida Capital, Inc., as exit agent (the “Exit Agent”) and the lenders from time to time party thereto and the Revolving Line of Credit Agreement dated as of _______ __, 2016 with Vida Capital, Inc., as administrative agent (the “Administrative Agent”) (together, the “Third-Party Lender Loan Agreements”) with the Collateral Agent pursuant to which the Collateral Agent may from time to time make loans to the Debtor.

O.           Pursuant to the Third-Party Lender Security Agreement dated as of _______ __, 2016 (the “Third-Party Lender Security Agreement”) among the Debtor, the Collateral Agent, the Exit Agent and the Administrative Agent, the Debtor has granted to the Collateral Agent a first-priority security interest certain collateral security, including in the Debtor Collateral Agent Securities Account and the Debtor Collateral Agent Deposit Account and proceeds thereof as collateral security, among other things, for the Debtor’s obligations under the Third-Party Loan Agreements.

P.           The Debtor would like to provide for the perfection by control of the Trustee’s security interest in the Debtor NIRAN Collateral Securities Account and the Debtor NIRAN Collateral Deposit Account, the Escrow Agent’s security interest in the Debtor MFF Collateral Securities Account and the Debtor MFF Collateral Deposit Account and the Collateral Agent’s security interest in the Debtor Third-Party Lender Securities Account and the Debtor Third-Party Lender Deposit Account.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor, the Depository, the Trustee, the CFH Agent, the Escrow Agent, the Collateral Agent and LPI agree as follows:

Section 1.	DEFINITIONS, INTERPRETATION.

(a)           For all purposes of this Agreement, the following definitions will apply:

“Administrative Agent” has the meaning specified in recital N.

“Agreement” has the meaning specified in the preamble of this Agreement.

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“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in Texas are authorized or obligated by law, executive order or government decree to be closed.

“Cash Equivalents” means (in each case to the extent denominated in United States dollars):

(i)           direct obligations of, or obligations guaranteed by, the United States of America, the payment for which the United States pledges its full faith and credit and having maturities of not more than one year from the date of acquisition;

(ii)           marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having a credit rating of “A” or better from either Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (“S&P”) (or in either case any successor to the rating-agency business thereof);

(iii)          certificates of deposit, demand deposit accounts with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500 million and a Thomson Bank Watch Rating of “B” or better;

(iv)           repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above;

(v)           commercial paper having the highest ratings obtainable from Moody’s or S&P, in each case, maturing within one year after the date of acquisition; and

(vi)          money market funds at least 95% of the assets of which constitute cash or Cash Equivalents of the kinds described in clauses (i) through (v) of this definition.

“CFH Agent” has the meaning specified in the preamble 2.

“CFH Deposit Account” has the meaning specified in recital F.

“CFH Securities Account” has the meaning specified in recital C.

“CFH Specified Interest” means, with respect to any Policy or any proceeds thereof, the undivided percentage interest specified as the CFH Specified Interest with respect to such Policy in Schedule I.

[2]	The CFH Agent will be Vida Capital, Inc. or another person selected by the Plan Proponents after consultation with Vida. The agency appointment will be documented prior to Plan confirmation and approved as part of the Plan confirmation.

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“Change of Ownership/Beneficiary Form” has the meaning specified in Section 2(g)(i).

“Collateral Agent” has the meaning specified in the preamble.

“Debtor” has the meaning specified in the preamble.

“Debtor Collateral Agent Deposit Account” has the meaning specified in recital E.

“Debtor Collateral Agent Securities Account” has the meaning specified in recital B.

“Debtor Collateral Agent Specified Interest” means, with respect to any Policy or any proceeds thereof, the undivided percentage interest specified as the Debtor Collateral Agent Specified Interest with respect to such Policy in Schedule I.

“Debtor Deposit Accounts” has the meaning specified in recital E.

“Debtor Lien-Free Deposit Account” has the meaning specified in recital E.

“Debtor Lien-Free Securities Account” has the meaning specified in recital B.

“Debtor Lien-Free Specified Interest” means, with respect to any Policy or any proceeds thereof, the undivided percentage interest specified as the Debtor Lien-Free Specified Interest with respect to such Policy in Schedule I, as from time to time modified by the Debtor pursuant to Section 2(g)(v).

“Debtor MFF Collateral Deposit Account” has the meaning specified in recital E.

“Debtor MFF Collateral Securities Account” has the meaning specified in recital B.

“Debtor MFF Collateral Specified Interest” means, with respect to any Policy or any proceeds thereof, the undivided percentage interest specified as the Debtor MFF Collateral Specified Interest with respect to such Policy in Schedule I, as from time to time modified pursuant to Section 2(g)(v).

“Debtor MFF Collateral Value” means, as of any date of determination, the sum of the following:

(a)           the sum, for all Policies with respect to which a Debtor MFF Collateral Specified Interest has been credited to the Debtor MFF Collateral Securities Account, of the following amounts, calculated with respect to each such Policy:

(i)            the Debtor MFF Collateral Specified Interest with respect to such Policy, multiplied by

(ii)           the Policy Value of such Policy as of such date, and

(b)           the cash amount credited to the Debtor MFF Collateral Deposit Account as of such date.

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“Debtor NIRAN Collateral Deposit Account” has the meaning specified in recital E.

“Debtor NIRAN Collateral Securities Account” has the meaning specified in recital B.

“Debtor NIRAN Collateral Specified Interest” means, with respect to any Policy or any proceeds thereof, the undivided percentage interest specified as the Debtor NIRAN Collateral Specified Interest with respect to such Policy in Schedule I.

“Debtor Securities Accounts” has the meaning specified in recital B.

“Defaulted CFH Specified Interest” has the meaning specified in Section 2(i(xii).

“Deposit Accounts” has the meaning specified in recital G.

“Depository” has the meaning specified in the preamble.

“Escrow Agent” has the meaning specified in the preamble.

“Escrow Agent Deposit Account” has the meaning specified in recital G.

“Escrow Agent Securities Account” has the meaning specified in recital D.

“Exit Agent” has the meaning specified in recital N.

“Fractional Holders” has the meaning specified in recital K.

“Indenture” has the meaning specified in recital I.

“Insured” means, with respect to any Policy, the individual whose life is insured by such Policy.

“Issuer” means, with respect to any Policy, the Person issuing such Policy.

“Lapse Notice” means a notice from the Issuer of a Policy indicating that coverage thereunder is terminated or may be about to terminate.

“Loan Value” means, on any date of determination, the aggregate principal amount of loans under the Maturity Funds Facility, accrued and unpaid interest thereon and other amounts owing with respect thereto, as determined by the Escrow Agent pursuant to Section 2(o) within ___ days prior to such date of determination and of which the Escrow Agent has notified the Debtor and the Depository; provided that, if such determination has not been made or has been made more than ___ days prior to such date of determination, Loan Value as of such date shall be deemed to equal the Debtor MFF Collateral Value as of such date.

“Losses” has the meaning specified in Section 5(g).

“LPI” has the meaning specified in the preamble.

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“Maturity Funds Facility” has the meaning specified in recital L.

“Maturity Funds Security Agreement” has the meaning specified in recital M.

“Notes” has the meaning specified in recital I.

“Person” means any person or entity, including any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, statutory or business trust, bank, trust company, estate, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

“Plan” has the meaning specified in recital A.

“Policies” has the meaning specified in recital A.

“Policy Value” means, as of any date of determination, with respect to any Policy with respect to which a Debtor MFF Collateral Specified Interest shall have been credited to the Debtor MFF Collateral Securities Account, [insert manner of calculation of Policy Value], as calculated most recently prior to such date of determination by the Servicer pursuant to the Servicing Agreement and of which the Servicer has notified the Debtor, the Depository and the Escrow Agent; provided that the Policy Value of any Policy with respect to which such notice has not been provided or has not been provided within __ days preceding such date of determination shall be deemed to be zero.

“Reimbursement Amounts” has the meaning specified Section 4(f).

“Representatives” has the meaning specified in Section 7(a).

“Responsible Officer” means, when used with respect to the Depository, any officer in the corporate trust services office of the Depository with direct responsibility for the administration of the Account, or to whom any trust account matter is referred because of his or her knowledge of or familiarity with a particular subject.

“Securities Accounts” has the meaning specified in recital D.

“Servicer” has the meaning specified in recital K.

“Servicing Agreement” has the meaning specified in recital K.

“Specified Interests” means, with respect to any Policy or any proceeds thereof, the Debtor NIRAN Collateral Specified Interest, the Debtor MFF Collateral Specified Interest, the Debtor Lien-Free Specified Interest, the CFH Specified Interest and the Debtor Collateral Agent Specified Interest in such Policy.

“Third-Party Lender Loan Agreements” has the meaning specified in recital N.

“Third-Party Lender Security Agreement” has the meaning specified in recital O.

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“Trustee” has the meaning specified in the preamble.

“Trustee Security Agreement” has the meaning specified in recital J.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Texas.

(b)           In this Agreement:

(i)           The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer as a whole and not to any particular provision of this Agreement.

(ii)           Section, subsection, recital, preamble, exhibit and schedule references contained in this Agreement are references to sections, subsections, exhibits and schedules in or unless otherwise specified.

(iii)          With respect to all terms in this Agreement, the singular includes the plural and the plural the singular.

(iv)          Words importing any gender include the other gender.

(v)           References to “writing” include printing, typing, lithography and other means of reproducing words in a visible form.

(vi)          References to agreements and other contractual instruments include all subsequent amendments, restatements and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement.

(vii)         References to Persons include their successors and permitted assigns.

(viii)        References to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto.

(ix)           The term “including” means “including without limitation.”

(x)            Terms used herein that are not otherwise defined herein and are defined in Chapter 1, 4, 8 or 9 of the UCC have the respective meanings specified in the UCC.

Section 2.	ESTABLISHMENT AND MAINTENANCE OF THE SECURITIES ACCOUNTS.

(a)           The Depository confirms that, at its office at _______, it has established and will maintain (i) in the name of the Debtor the Debtor Securities Accounts, (ii) in the name of the CFH Agent the CFH Securities Account and (iii) in the name of the Escrow Agent the Escrow Agent Securities Account.

(b)           Each Securities Account is and will remain a securities account in respect of which the Depository will be the securities intermediary.

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(c)           The Debtor is and will be the sole entitlement holder of the Debtor Securities Accounts and all financial assets credited thereto.

(d)           The CFH Agent is and will be the sole entitlement holder of the CFH Securities Account and all financial assets credited thereto.

(e)           The Escrow Agent is and will be the sole entitlement holder of the Escrow Agent Securities Account and all financial assets credited thereto.

(f)           Any property credited by the Depository to a Securities Account (including any Specified Interest in a Policy) shall be treated as a financial asset for all purposes under Chapter 8 of the UCC.

(g)           With respect to each Policy:

(i)           Upon receipt by the Depository from the Servicer pursuant to the Servicing Agreement of originals of the related change of ownership form and change of beneficiary form (each a “Change of Ownership/Beneficiary Form”), the Depository shall, if directed by the Servicer, execute such Change of Ownership/Beneficiary Form as the new owner and beneficiary of the related Policy; and return such executed Change of Ownership/Beneficiary Form to the Servicer for delivery by the Servicer pursuant to the Servicing Agreement to the applicable Issuer.

(ii)           If the Depository receives from an Issuer a written confirmation (whether in electronic form or otherwise) that the Issuer has processed the related Change of Ownership/Beneficiary Form for a Policy and that the Depository has been designated as the sole owner and sole beneficiary under such Policy, the Depository, within one Business Day after receipt thereof, shall forward a copy of such confirmation to the Servicer.

(iii)          If the Depository receives from the Servicer pursuant to the Servicing Agreement a written confirmation (in electronic form or otherwise) that the Issuer has processed the related Change of Ownership/Beneficiary Form for a Policy and that the Depository has been designated as the sole owner and sole beneficiary under such Policy, the Depository will retain such confirmation in its records.

(iv)          If LPI receives any proceeds from the maturity of any Policy, whether prior to the Depository becoming the sole owner and beneficiary of such Policy or otherwise, it will hold the same in trust for the Depository and, promptly after receipt will pay such proceeds over to the Depository. If any third party is nominally the sole owner or beneficiary of any Policy and shall receive any proceeds from the maturity of any Policy, whether prior to or after the Depository becoming the sold owner and beneficiary of such Policy, LPI shall use reasonable commercial efforts to cause such third party to pay such proceeds over to the Depository. Any proceeds received by the Depository pursuant to this clause (iv) shall be deemed to be the proceeds of a Policy for which the Depository is the sole owner and beneficiary and distributed by it as provided in this Agreement. LPI will execute and deliver such agreements, instruments and other documents, and do such other and further acts and things, as may be necessary or

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appropriate and as may be requested by the Servicer, in order to effect the transfer of ownership of and beneficiary status under the Policies to the Depository.

(v)          The Debtor may in its discretion from time to time modify Schedule I by notice to the other parties hereto, but only by transferring all or a portion of the undivided percentage interest in any Policy that has been included in the Debtor Lien-Free Specified Interest with respect to such Policy to the Debtor MFF Collateral Specified Interest in such Policy. As of the date of receipt of such notice by the Depository, Schedule I shall be deemed modified to reduce the Debtor Lien-Free Specified Interest in such Policy and to increasing the Debtor MFF Collateral Specified Interest in such Policy by the undivided percentage interest in such Policy so transferred, and such undivided percentage interest shall be transferred from the Debtor Lien-Free Securities Account and credited to the Debtor MFF Collateral Securities Account. The Debtor shall have no right to modify Schedule I except as specifically set forth in this subsection.

(h)           All property credited to a Securities Account (including any property underlying a financial asset) shall be registered in the name of the Depository or endorsed to the Depository or in blank, and shall not be registered in the name of the Debtor, the Escrow Agent, the CFH Agent or the Collateral Agent.

(i)            Investments shall be credited to and withdrawn from the respective Securities Accounts, and actions shall be taken with respect to the respective Securities Accounts, only as follows:

(i)            The Depository promptly shall, upon becoming the owner and beneficiary of any Policy, credit:

(A)           the Debtor NIRAN Collateral Specified Interest in such Policy to the Debtor NIRAN Collateral Securities Account;

(B)           the Debtor MFF Collateral Specified Interest in such Policy to the Debtor MFF Collateral Securities Account;

(C)           the Debtor Lien-Free Specified Interest in such Policy to the Debtor Lien-Free Securities Account;

(D)           the CFH Specified Interest in such Policy to the CFH Securities Account; and

(E)           the Debtor Collateral Agent Specified Interest in such Policy to the Debtor Collateral Agent Securities Account.

(ii)           Except as otherwise provided in Sections 2(i)(iv)(B), 2(i)(v) and 2(i)(vi), all cash proceeds received in respect of Policies (if applicable) and other cash proceeds received from the sale or maturity of investments in a Securities Account promptly shall be credited as follows:

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(A)           in the case of the Debtor NIRAN Collateral Securities Account, to the Debtor NIRAN Collateral Deposit Account;

(B)           in the case of the Debtor MFF Collateral Securities Account, to the Debtor MFF Collateral Deposit Account;

(C)           in the case of the Debtor Lien-Free Securities Account, to the Debtor Lien-Free Deposit Account;

(D)           in the case of the CFH Securities Account, to the CFH Deposit Account;

(E)           in the case of the Escrow Agent Securities Account, to the Escrow Agent Deposit Account; and

(F)           in the case of the Debtor Collateral Agent Securities Account, to the Debtor Collateral Agent Deposit Account.

(iii)           Until the Depository shall have been advised by the Escrow Agent that the Maturity Funds Facility and all security interests created under the Maturity Funds Security Agreement have been terminated:

(A)           All cash proceeds credited to the Debtor NIRAN Collateral Deposit Account, the Debtor MFF Collateral Deposit Account and the CFH Deposit Account shall be invested only in and credited to the Escrow Agent Deposit Account as provided in Section 3(f)(ii)(A) (and in the Escrow Agent Securities Account as provided in Sections 2(i)(iii)(B), 2(i)(iii)(C) and 2(j)).

(B)           The Depository shall from time to time pursuant to entitlement orders or directions from the Debtor (unless it shall have received an instruction pursuant to Section 4(b)):

(I)            as provided in Section 3(f)(ii)(B), invest cash amounts credited to the Escrow Agent Deposit Account in Cash Equivalents or in loans to the Debtor pursuant to the Maturity Funds Facility as provided in the Plan (and in no other investments) and credit such investments to the Escrow Agent Securities Account, and

(II)           sell (but only for cash) investments or re-invest investments in Cash Equivalents or loans to the Debtor under the Maturity Funds Facility (and in no other investments);

provided that the Depository shall not withdraw or transfer any investment credited to the Escrow Agent Securities Account except to credit cash proceeds to the Escrow Agent Deposit Account or as provided in Section 2(i)(iv)(B), 2(i)(viii) or 2(i)(xiii).

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(C)           To the extent of any cash withdrawn from the Escrow Agent Deposit Account for investments as provided in Section 2(iii)(B), credit interests in investments in the Escrow Agent Securities Account to the Debtor NIRAN Collateral Securities Account, the Debtor MFF Collateral Securities Account and the CFH Securities Account.

(iv)           Promptly after the Depository shall have been advised by the Escrow Agent that the Maturity Funds Facility and all security interests created under the Maturity Funds Security Agreement have been terminated:

(A)           In the case of the Debtor NIRAN Collateral Securities Account, unless it shall have received a direction from the Trustee pursuant to Section 4(a) and except as provided in Section 2(i)(v), the Depository shall from time to time pursuant to entitlement orders or other directions from the Debtor invest cash amounts credited to the Debtor NIRAN Collateral Deposit Account in Cash Equivalents (and no other investments) and sell for cash and re-invest such investments (but only in Cash Equivalents), and all such investments and re-investments shall be credited to the Debtor NIRAN Collateral Securities Account.

(B)           The Depository will transfer all financial assets credited to the Debtor MFF Collateral Securities Account to the Debtor Lien-Free Securities Account and will close the Debtor MFF Collateral Securities Account, and thereafter all cash proceeds received in respect of financial assets so transferred shall be credited to the Debtor Lien-Free Deposit Account.

(C)           Pending distributions of cash to the Fractional Holders by the Servicer pursuant to the Servicing Agreement at the direction of the CFH Agent, the Depository shall from time to time pursuant to entitlement orders or other directions from the CFH Agent invest cash amounts credited to the CFH Deposit Account in Cash Equivalents (and no other investments) and sell for cash and re-invest such investments (but only in Cash Equivalents), and all such investments and re-investments shall be credited to the CFH Securities Account.

(D)           The Depository Agent will sell all investments credited to the Escrow Agent Securities Account for cash, credit the cash received from such sales to the Escrow Agent Deposit Account and close the Escrow Agent Securities Account.

(v)           Promptly after the Depository shall have been advised by the Trustee that the Notes have been paid in full, the Indenture has been discharged and all security interests created under the Trustee Security Agreement have been terminated, the Depository will transfer all financial assets credited to the Debtor NIRAN Collateral Securities Account to the Debtor Lien-Free Securities Account and will close the Debtor NIRAN Collateral Securities Account, and thereafter all cash proceeds received in respect of financial assets so transferred shall be credited to the Debtor Lien-Free Deposit Account.

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(vi)           Promptly after the Depository shall have been advised by the Collateral Agent that the Third-Party Loan Agreements and all security interests created under the Third-Party Lender Security Agreement have been terminated, the Depository will transfer all financial assets credited to the Debtor Collateral Agent Securities Account to the Debtor Lien-Free Securities Account and will close the Debtor Collateral Agent Securities Account, and thereafter all cash proceeds received in respect of financial assets so transferred shall be credited to the Debtor Lien-Free Deposit Account.

(vii)           Except with the prior consent of the Trustee or as provided in Section 2(i)(iv), the Depository will not remove or withdraw any financial asset credited to the Debtor NIRAN Collateral Securities Account, except to credit cash amounts to the Debtor NIRAN Collateral Deposit Account or, after the Depository shall have been advised by the Escrow Agent that the Maturity Funds Facility has been terminated, and with the consent of the Trustee, to transfer such financial assets or proceeds thereof to the Trustee.

(viii)           Except with the prior consent of the Escrow Agent, the Depository shall not comply with any entitlement order, or other order or direction, from the Debtor that would remove or withdraw any financial asset credited to the Debtor MFF Collateral Securities Account, except to credit cash amounts to the Debtor MFF Collateral Deposit Account and as provided in Section 2(i)(iv)(B) or 2(i)(xiii).

(ix)            Until the Depository shall have been advised by the Collateral Agent that Third-Party Lender Loan Agreements and all security interests created under the Third Party Lender Security Agreement have been terminated, the Depository shall from time to time pursuant to entitlement orders or directions from the Debtor (unless it shall have received an instruction pursuant to Section 4(c)):

(A)           as provided in Section 3(f)(v), invest cash amounts credited to the Debtor Collateral Agent Deposit Account in Cash Equivalents (and in no other investments) and credit such investments to the Debtor Collateral Agent Securities Account, and

(B)           sell (but only for cash) investments or re-invest investments in Cash Equivalents (and in no other investments);

provided that the Depository shall not withdraw or transfer any investment credited to the Debtor Collateral Agent Securities Account except to credit cash proceeds to the Debtor Collateral Agent Deposit Account or as provided in Section 2(i)(vi) or 2(i)(x).

(x)           Except with the prior consent of the Collateral Agent or as provided in Section 2(i)(vi), the Depository will not remove or withdraw any financial asset credited to the Debtor Collateral Agent Securities Account, except to credit cash amounts to the Debtor Collateral Agent Deposit Account or, after the Depository shall have been advised by the Collateral Agent that the Third-Party Lender Loan Agreement, and with the consent of the Collateral Agent, to transfer such financial assets or proceeds thereof as provided in Section 2(i)(vi).

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(xi)           At any time, the Depository shall make such investments credited to the Debtor Lien-Free Securities Account (from cash amounts credited to the Debtor Lien-Free Deposit Account or otherwise) and may dispose of or transfer such investments, in each case as the Debtor from time to time may request pursuant to entitlement orders or other directions, except that, unless it receives the consent of the Trustee and the CFH Agent, it shall not comply with any such entitlement order or direction with respect to a financial asset consisting of the Debtor Lien-Free Specified Interest in a Policy, which must at all times remain credited to the Debtor Lien-Free Securities Account.

(xii)           Promptly after the Depository shall have been advised by the CFH Agent that a Continuing Fractional Holder has defaulted on its obligations with respect to a CFH Specified Interest, the Depository will transfer that portion of the CFH Specified Interest that the CFH Agent has advised is the subject of such default (the “Defaulted CFH Specified Interest”) to the Debtor Collateral Agent Securities Account; provided, however, that if the Debtor Collateral Agent Securities Account has been closed as provided in this Agreement, then the Depository will transfer the Defaulted CFH Specified Interest to the Debtor Lien-Free Securities Account. When no CFH Specified Interest in any Policy remains credited to the CFH Securities Account because all Insureds in respect of Policies for which CFH Specified Interests have been credited to the CFH Securities Account have died, all proceeds from such Policies have been received by the Depository and the CFH Specified Interests of the cash proceeds from such Policies have been deposited into the CFH Deposit Account and distributed to the Fractional Holders pursuant to the Plan, the Depository shall close the CFH Securities Account.

(xiii)           Promptly upon request by the Debtor, on any date on which the Debtor MFF Collateral Value as of such date shall exceed ___% of the Loan Value as of such date, the Depository will withdraw from the Debtor MFF Collateral Securities Account and credit to the Debtor Lien-Free Securities Account Debtor MFF Collateral Specified Interests in Policies specified by the Debtor; provided that the Depository shall not make such withdrawal or credit with respect to any Policy:

(A)           if, prior to such date the Depository shall have received a notice pursuant to Section 4(b);

(B)           if there is any cash amount credited to the Debtor MFF Collateral Deposit Account available for transfer to the Debtor Lien-Free Deposit Account pursuant to Section 3(f)(vii);

(C)           except with respect to the entire Debtor MFF Specified Interest in a Policy; or

(D)           if the Debtor MFF Collateral Value as of such date, after giving effect to the distribution of any cash amount credited to the Debtor MFF Collateral Deposit Account pursuant to Section 4(f)(x) and the withdrawal of such Policy, would be less than ___% of the Loan Value as of such date.

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(j)           All investments in the Escrow Agent Deposit Account or the Escrow Agent Securities Account pursuant to Section 2(i)(iii)(B) and 3(f)(ii) shall be credited to the Debtor NIRAN Collateral Securities Account, the Debtor MFF Collateral Securities Account and the CFH Securities Account, respectively. The respective interests in the Escrow Agent Securities Account and the Escrow Agent Deposit Account credited to the Debtor NIRAN Collateral Securities Account, the Debtor MFF Collateral Securities Account and the CFH Securities Account shall be undivided interests, determined ratably in accordance with the respective aggregate distributions to the Escrow Agent Deposit Account from the Debtor NIRAN Collateral Deposit Account, the Debtor MFF Collateral Deposit Account and the CFH Deposit Account.

(k)           The Depository promptly will forward to the Debtor, the CFH Agent, the Collateral Agent and the CFH Agent all written communications received by the Depository with respect to any Policy a Specified Interest in which is credited to a Securities Account, including any Lapse Notice and any communication that is intended to be delivered to the beneficial owner thereof.

(l)           For so long as any assets are credited to a Securities Account:

(i)           The Depository shall maintain possession or control of all such assets through its asset-tracking and safekeeping system.

(ii)           The Depository shall segregate assets credited to the Securities Accounts from its proprietary assets and keep them free of any lien, charge or claim of any third party granted or created by the Depository.

(iii)           If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the financial assets and a Responsible Officer of the Depository has actual knowledge thereof, the Depository shall promptly notify the other parties hereto thereof.

(iv)           The Depository shall ensure that assets credited to the Securities Accounts are identified as being held for account of the Debtor, the Trustee, the Escrow Agent or the CFH Agent, as applicable, in accordance with this Agreement and its usual procedures with respect to securities accounts as to which it is acting as a securities intermediary.

(m)           The Depository will deliver to the Servicer, the Trustee, the Escrow Agent and the Collateral Agent a copy of all statements, notices and other information that it delivers to the Debtor with respect to the Debtor Securities Accounts.

(n)           When the Servicer pursuant to the Servicing Agreement delivers to the Depository a completed claim for the payment of death benefits with respect to a Policy a Specified Interest in which is credited to a Securities Account, the Depository will, within two Business Days after its receipt thereof, execute such completed death claim and return it to the Servicer for delivery to the applicable Issuer pursuant to the Servicing Agreement.

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(o)           Promptly and in any event within __ days after a request by the Depository or the Debtor, the Escrow Agent will notify the Depository and the Debtor of the Loan Value as of the date of such request.

Section 3.	ESTABLISHMENT AND MAINTENANCE OF THE DEPOSIT ACCOUNTS.

(a)           The Depository hereby confirms that, at its office at _______, it has established and will maintain (i) in the name of the Debtor the Debtor Deposit Accounts, (ii) in the name of the CFH Agent the CFH Deposit Account and (iii) in name of the Escrow Agent the Escrow Agent Deposit Account.

(b)           Each Deposit Account is and will remain a deposit account in respect of which the Depository will be the bank.

(c)           The Debtor is and will be the sole customer with respect to the Debtor Deposit Accounts.

(d)           The CFH Agent is and will be the sole customer with respect to the CFH Deposit Account.

(e)           The Escrow Agent is and will be the sole customer with respect to the Escrow Agent Deposit Account.

(f)            Cash may be credited to and withdrawn from, and other actions taken with respect to the respective Deposit Accounts, only as follows:

(i)           Except as provided in Section 3(f)(ii), (iii), (iv) or (v), the Depository will from time to time, promptly after its receipt thereof, credit:

(A)           to the Debtor NIRAN Collateral Deposit Account (x) the Debtor NIRAN Collateral Specified Interest in any cash payment that it may receive pursuant to a Policy, and (y) any other cash received from investments credited to the Debtor NIRAN Collateral Securities Account;

(B)           to the Debtor MFF Collateral Deposit Account the Debtor MFF Collateral Specified Interest in any cash payment that it may receive pursuant to a Policy;

(C)           to the Debtor Lien-Free Deposit Account (x) the Debtor Lien-Free Specified Interest in any cash payment that it may receive pursuant to a Policy and (y) any other cash received from investments credited to the Debtor Lien-Free Securities Account;

(D)           to the CFH Deposit Account (x) the CFH Specified Interest in any cash payment that it may receive pursuant to a Policy, and (y) any other cash received from investments credited to the CFH Securities Account;

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(E)           to the Escrow Agent Deposit Account any cash received from the sale of investments credited to the Escrow Agent Securities Account; and

(F)           to the Debtor Collateral Agent Deposit Account (x) the Debtor Collateral Agent Specified Interest in any cash payment that it may receive pursuant to a Policy, and (y) any other cash received from investments credited to the Debtor Collateral Agent Securities Account.

(ii)           Until it shall have been advised by the Escrow Agent that the Maturity Funds Facility and all security interests created under the Maturity Funds Security Agreement have been terminated, the Depository shall:

(A)           promptly after receipt thereof, distribute cash amounts credited to the Debtor NIRAN Collateral Deposit Account, the Debtor MFF Collateral Deposit Account and the CFH Deposit Account to the Escrow Agent Deposit Account as investments therein (which shall be credited to the applicable Securities Accounts), and

(B)           invest cash amounts credited to the Escrow Agent Deposit Account pursuant to instructions from the Debtor in Cash Equivalents and loans to the Debtor pursuant to the Maturity Funds Facility, which Cash Equivalents and loans shall be credited to the Escrow Agent Securities Account pursuant to Section 2(i)(iii)(B); provided that the Depository shall not invest such cash amounts if:

(I)           if it shall have received a notice pursuant to Section 4(e), or

(II)           in the case of any such loan, if, as of the date of such loan, the Loan Value as of such date, plus the principal amount of such loan, would exceed ___% of the Debtor MFF Collateral Value as of such date (after giving effect to any distribution pursuant to Section 3(f)(x) on or before such date).

(iii)           Promptly after the Depository shall have been advised by the Escrow Agent that the Maturity Funds Facility and all security interests created under the Maturity Funds Security Agreement have been terminated:

(A)           Unless it shall have received a notice from the Trustee pursuant to Section 4(d), the Depository shall from time to time withdraw cash amounts credited to the Debtor NIRAN Collateral Deposit Account pursuant to directions from the Debtor for investments in Cash Equivalents (but no other investments), as provided in Section 2(i)(v).

(B)           The Depository will transfer cash amounts credited to the Debtor MFF Collateral Deposit Account to the Debtor Lien-Free Securities Account and will close the Debtor MFF Collateral Deposit Account.

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(C)           After the sale of any investments credited to the Escrow Agent Securities Account pursuant to Section 2(i)(iv)(D), the Depository promptly thereafter will distribute cash amounts credited to the Escrow Agent Deposit Account to the Debtor NIRAN Collateral Deposit Account, the CFH Deposit Account and (with respect to cash amounts that, but for Section 3(f)(iii)(B) would be credited to the Debtor MFF Collateral Deposit Account) the Debtor Lien-Free Deposit Account in accordance with the respective undivided interests in the Escrow Agent Deposit Account credited to the Debtor NIRAN Collateral Securities Account, the CFH Securities Account and (for amounts that because for Section 3(f)(iii)(B) would be credited to the Debtor Lien-Free Deposit Account) the Debtor MFF Collateral Deposit Account, and will close the Escrow Agent Deposit Account.

(D)           The Depository will from time to time withdraw and distribute amounts credited to the CFH Deposit Account as directed by the CFH Agent, which will distribute such amounts as provided in the Plan, and, when the CFH Securities Account shall have been closed pursuant to Section 2(i)(xi) and all cash amounts credited to the CFH Deposit Account shall have been distributed to Fractional Holders, will close the CFH Deposit Account.

(iv)           Promptly after the Depository shall have been advised by the Trustee that the Indenture and all security interests created under the Trustee Security Agreement have been terminated, the Depository will transfer all cash amounts credited to the Debtor NIRAN Collateral Deposit Account to the Debtor Lien-Free Deposit Account and will close the Debtor NIRAN Collateral Deposit Account.

(v)           Until it shall have been advised by the Collateral Agent that the Third-Party Lender Loan Agreements and all security interests created under the Third-Party Lender Security Agreement have been terminated, the Depository shall invest cash amounts credited to the Debtor Collateral Agent Deposit Account pursuant to instructions from the Debtor in Cash Equivalents, which Cash Equivalents be credited to the Debtor Collateral Agent Securities Account pursuant to Section 2(i)(iii)(B); provided that the Depository shall not invest such cash amounts if it shall have received a notice pursuant to Section 4(f).

(vi)           Promptly after the Depository shall have been advised by the Collateral Agent that the Third-Party Lender Loan Agreements and all security interests created under the Third-Party Lender Security Agreement have been terminated, the Depository will transfer all cash amounts credited to the Debtor Collateral Agent Deposit Account to the Debtor Lien-Free Deposit Account and will close the Debtor Collateral Agent Deposit Account.

(vii)           The Depository shall from time to time promptly withdraw or transfer cash amounts credited to the Debtor Lien-Free Deposit Account pursuant to directions from the Debtor

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(viii)         Except with the prior consent of the Trustee or pursuant to Section 3(f)(iv), the Depository shall not comply with any direction from the Debtor that would remove or withdraw any cash amount credited to the Debtor NIRAN Collateral Deposit Account, except that, after the Depository shall have been advised by the Escrow Agent that the Maturity Funds Facility and all security interests created under the Maturity Funds Security Agreement have been terminated, and with the consent of the Trustee, the Depository may withdraw cash for delivery directly to the Trustee.

(ix)            Except with the prior consent of the Collateral Agent or pursuant to Section 3(f)(v) or (vi), the Depository shall not comply with any direction from the Debtor that would remove or withdraw any cash amount credited to the Debtor Collateral Agent Deposit Account.

(x)            Promptly upon request by the Debtor, on any date on which the Debtor MFF Collateral Value shall exceed ___% of the Loan Value as of such date, the Depository shall withdraw from the Debtor MFF Collateral Deposit Account and credit to the Debtor Lien-Free Deposit Account cash amounts credited to the Debtor MFF Collateral Deposit Account; provided that the Depository shall not make such withdrawal or credit with respect to any Policy:

(E)           if, prior to such date, the Depository shall have received an instruction pursuant to Section 4(c), or

(F)           if the Debtor MFF Collateral Value as of such date, after giving effect to the distribution of such cash, would be less than ___% of the Loan Value as of such date.

(g)           The Depository will deliver to the CFH Agent, the Trustee, the Escrow Agent, the Collateral Agent and the Servicer a copy of all statements, notices and other information that it delivers to the Debtor with respect to the Debtor Deposit Accounts.

Section 4.	CONTROL OVER CERTAIN SECURITIES ACCOUNTS AND DEPOSIT ACCOUNTS; DEPOSITORY RIGHTS.

(a)           Subject to this Section 4, the Depository will comply with entitlement orders from the Trustee with respect to the Debtor NIRAN Collateral Securities Account without further consent by the Debtor. Upon the delivery by the Trustee to the Depository of a written instruction not to comply with entitlement orders from the Debtor, the Depository will no longer comply with entitlement orders originated by the Debtor with respect to the Debtor NIRAN Collateral Securities Account. Whether or not the Trustee has delivered an instruction pursuant to the preceding sentence, the Depository will comply with entitlement orders originated by the Debtor with respect to the Debtor NIRAN Collateral Securities Account only to the extent permitted by Section 2.

(b)           Subject to this Section 4, the Depository will comply with entitlement orders from the Escrow Agent with respect to the Debtor MFF Collateral Securities Account without further consent by the Debtor. Upon the delivery by the Escrow Agent to the Depository of a written instruction not to comply with entitlement orders originated by the Debtor, the Depository will

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no longer comply with entitlement orders originated by the Debtor with respect to the Debtor MFF Collateral Securities Account. Whether or not the Escrow Agent has delivered an instruction pursuant to the preceding sentence, the Depository will comply with entitlement orders from the Debtor with respect to the Debtor MFF Collateral Securities Account only to the extent permitted by Section 2.

(c)           Subject to this Section 4, the Depository will comply with entitlement orders from the Collateral Agent with respect to the Debtor Collateral Agent Securities Account without further consent by the Debtor. Upon the delivery by the Collateral Agent to the Depository of a written instruction not to comply with entitlement orders from the Debtor, the Depository will no longer comply with entitlement orders originated by the Debtor with respect to the Debtor Collateral Agent Securities Account. Whether or not the Trustee has delivered an instruction pursuant to the preceding sentence, the Depository will comply with entitlement orders originated by the Debtor with respect to the Debtor Collateral Agent Securities Account only to the extent permitted by Section 2.

(d)           Subject to this Section 4, the Depository will comply with written instructions from Trustee directing the disposition of funds credited to the Debtor NIRAN Collateral Deposit Account, without further consent by the Debtor or any other person. Upon the delivery by the Trustee to the Depository of a written instruction not to comply with instructions originated by the Debtor, the Depository will no longer comply with instructions originated by the Debtor with respect to the Debtor NIRAN Collateral Deposit Account. Whether or not the Trustee has delivered an instruction pursuant to the preceding sentence, the Depository will comply with instructions from the Debtor with respect to the Debtor NIRAN Collateral Deposit Account only to the extent permitted by Section 3.

(e)           Subject to this Section 4, the Depository will comply with written instructions from Escrow Agent directing the disposition of funds credited to the Debtor MFF Collateral Deposit Account, without further consent by the Debtor or any other person. Upon the delivery by the Escrow Agent to the Depository of a written instruction not to comply with instructions originated by the Debtor, the Depository will no longer comply with instructions originated by the Debtor with respect to the Debtor MFF Collateral Deposit Account. Whether or not the Escrow Agent has delivered an instruction pursuant to the preceding sentence, the Depository will comply with instructions from the Debtor with respect to the Debtor MFF Collateral Deposit Account only to the extent permitted by Section 3.

(f)           Subject to this Section 4, the Depository will comply with written instructions from the Collateral Agent directing the disposition of funds credited to the Debtor Collateral Agent Deposit Account, without further consent by the Debtor or any other person. Upon the delivery by the Collateral Agent to the Depository of a written instruction not to comply with instructions originated by the Debtor, the Depository will no longer comply with instructions originated by the Debtor with respect to the Debtor Collateral Agent Deposit Account. Whether or not the Collateral Agent has delivered an instruction pursuant to the preceding sentence, the Depository will comply with instructions from the Debtor with respect to the Debtor Collateral Agent Deposit Account only to the extent permitted by Section 3.

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(g)           The Depository shall have no duty to inquire or determine whether any of the Debtor’s obligations under the Indenture, the Maturity Funds Facility or the Third-Party Lender Loan Agreement are in default or whether the Trustee, the Escrow Agent or the Collateral Agent is entitled to provide any written notice referred to in the foregoing provisions of this Section 4 to the Depository.

(h)           Notwithstanding the Depository’s agreement to comply with instructions originated by the Trustee or the Escrow Agent:

(i)           the Depository may set off against any assets credited to the Debtor NIRAN Collateral Securities Account or funds credited to the Debtor NIRAN Collateral Deposit Account, whether before or after receipt of a notice described in Section 4(a) or 4(c), for payment or reimbursement of:

(A)           its customary fees, charges and expenses for maintaining, servicing and/or operating the Debtor NIRAN Collateral Securities Account or the Debtor NIRAN Collateral Deposit Account;

(B)           the amount of any loss to the Depository for the face amount of any check, draft, ACH credit, electronic funds transfer or other amount which has been credited by the Depository to the Debtor NIRAN Collateral Deposit Account and that has subsequently been returned unpaid or dishonored because of uncollected or insufficient funds or the like; or

(C)           any amount that was mistakenly credited to the Debtor NIRAN Collateral Securities Account or the Debtor NIRAN Collateral Deposit Account;

(ii)           the Depository may set off against any assets credited to the Debtor MFF Collateral Securities Account or funds credited to the Debtor MFF Collateral Deposit Account, whether before or after receipt of a notice described in Section 4(b) or 4(e), for payment or reimbursement of:

(A)           its customary fees, charges and expenses for maintaining, servicing and/or operating the Debtor MFF Collateral Securities Account or the Debtor MFF Collateral Deposit Account;

(B)           the amount of any loss to the Depository for the face amount of any check, draft, ACH credit, electronic funds transfer or other amount which has been credited by the Depository to the Debtor MFF Collateral Deposit Account and that has subsequently been returned unpaid or dishonored because of uncollected or insufficient funds or the like; or

(C)           any amount that was mistakenly credited to the Debtor MFF Collateral Securities Account or the Debtor MFF Collateral Deposit Account; and

(iii)           the Depository may set off against any assets credited to the Debtor Collateral Agent Securities Account or funds credited to the Debtor Collateral Agent

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Deposit Account, whether before or after receipt of a notice described in Section 4(c) or 4(f), for payment or reimbursement of:

(A)           its customary fees, charges and expenses for maintaining, servicing and/or operating the Debtor Collateral Agent Securities Account or the Debtor Collateral Agent Deposit Account;

(B)           the amount of any loss to the Depository for the face amount of any check, draft, ACH credit, electronic funds transfer or other amount which has been credited by the Depository to the Debtor Collateral Agent Deposit Account and that has subsequently been returned unpaid or dishonored because of uncollected or insufficient funds or the like; or

(C)           any amount that was mistakenly credited to the Debtor Collateral Agent Securities Account or the Debtor Collateral Agent Deposit Account,

(all amounts referred to in clause (i), (ii) and (iii) above being the “Reimbursement Amounts”).

(i)           As between the Depository and the Trustee, the Depository’s rights in the Debtor NIRAN Collateral Securities Account, the Debtor MFF Collateral Securities Account, the Debtor NIRAN Collateral Deposit Account, the Debtor MFF Collateral Deposit Account, the Debtor Collateral Agent Securities Account and the Debtor Collateral Agent Deposit Account in respect of Reimbursement Amounts as set forth in Section 4(f) shall be deemed to be superior to the interest of the Trustee in the Debtor NIRAN Collateral Securities Account and the Debtor NIRAN Collateral Deposit Account, to the interest of the Escrow Agent in the Debtor MFF Collateral Securities Account and the Debtor MFF Collateral Deposit Account and to the interest of the Collateral Agent in the Debtor Collateral Agent Securities Account and the Debtor Collateral Agent Deposit Account. Except as set forth in the preceding sentence, as against the Trustee, assets credited to the Debtor NIRAN Collateral Securities Account and cash amounts credited to the Debtor NIRAN Collateral Deposit Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of the Depository, as against the Escrow Agent, assets credited to the Debtor MFF Collateral Securities Account and cash amounts credited to the Debtor MFF Collateral Deposit Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of the Depository and as against the Collateral Agent, assets credited to the Debtor Collateral Agent Securities Account and cash amounts credited to the Debtor Collateral Agent Deposit Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of the Depository.

(j)           If assets credited to the Debtor NIRAN Collateral Securities Account, the Debtor MFF Collateral Securities Account or the Debtor Collateral Agent Securities Account, or cash amounts held in the Debtor NIRAN Collateral Deposit Account, the Debtor MFF Collateral Deposit Account or the Debtor Collateral Agent Deposit Account are insufficient to pay to the Depository the applicable Reimbursement Amounts, the Debtor shall, within 15 days after the date of demand by the Depository, pay the Depository the amount of any Reimbursement Amount required by the Depository. If the Debtor fails to pay the Depository such Reimbursement Amount with respect to the Debtor NIRAN Collateral Securities Account or the

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Debtor NIRAN Collateral Deposit Account, then to the extent, and only to the extent, that the Trustee:

(i)	has provided the Depository with a notice pursuant to Section 4(a) or 4(c),

(ii)	received the funds for which reimbursement is sought and

(iii)	not distributed the same to the holders of Notes,

the Trustee shall, within 30 days after demand by the Depository, return to the Depository any distribution from the Debtor NIRAN Collateral Securities Account or the Debtor NIRAN Collateral Deposit Account in payment for the unreimbursed Reimbursement Amount. If the Debtor fails to pay the Depository such Reimbursement Amount with respect to the Debtor MFF Collateral Securities Account or the Debtor MFF Collateral Deposit Account, then to the extent, and only to the extent, that the Escrow Agent:

(A)	has provided the Depository with a notice pursuant to Section 4(b) or 4(d),

(B)	received the funds for which reimbursement is sought and

(C)	not distributed the same to the Fractional Holders,

the Escrow Agent shall, within 30 days after demand by the Depository to return to the Depository any distribution from the Debtor MFF Collateral Securities Account or the Debtor MFF Collateral Deposit Account in payment for the unreimbursed Reimbursement Amount. If the Debtor fails to pay the Depository such Reimbursement Amount with respect to the Debtor Collateral Agent Securities Account or the Debtor Collateral Agent Deposit Account, then to the extent, and only to the extent, that the Collateral Agent:

(I)            has provided the Depository with a notice pursuant to Section 4(c) or 4(f), and

(II)           received the funds for which reimbursement is sought,

the Collateral Agent shall, within 30 days after demand by the Depository, return to the Depository any distribution from the Debtor Collateral Agent Securities Account or the Debtor Collateral Agent Deposit Account in payment for the unreimbursed Reimbursement Amount.

(k)           Charges for services rendered and any other charges, costs or fees incurred pursuant to any account agreement of the Debtor with the Depository in connection with the Debtor NIRAN Collateral Securities Account and the Debtor NIRAN Collateral Deposit Account, will be debited against the Debtor NIRAN Collateral Deposit Account, and, if there are insufficient funds in the Debtor NIRAN Collateral Deposit Account, will be billed to and paid directly by the Debtor; provided that, if the Debtor fails to pay such invoice within 30 days after the date of such invoice and the Trustee has delivered a notice pursuant to Section 4(a) or 4(c), the Trustee will pay such amount to the Depository upon demand, but only to the extent of assets then credited to the Debtor NIRAN Collateral Securities Account or cash amounts then credited to the Debtor NIRAN Collateral Deposit Account.

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(l)            Charges for services rendered and any other charges, costs or fees incurred pursuant to any account agreement of the Debtor with the Depository in connection with the Debtor MFF Collateral Securities Account and the Debtor MFF Collateral Deposit Account, will be debited against the Debtor MFF Collateral Deposit Account, and, if there are insufficient funds in the Debtor MFF Collateral Deposit Account, will be billed to and paid directly by the Debtor; provided that, if the Debtor fails to pay such invoice within 30 days after the date of such invoice and the Escrow Agent has delivered a notice pursuant to Section 4(b) or 4(d), the Escrow Agent will pay such amount to the Depository upon demand, but only to the extent of assets then credited to the Debtor MFF Collateral Securities Account or cash amounts then credited to the Debtor MFF Collateral Deposit Account.

(m)           Charges for services rendered and any other charges, costs or fees incurred pursuant to any account agreement of the Debtor with the Depository in connection with the Debtor Collateral Agent Securities Account and the Debtor Collateral Agent Deposit Account, will be debited against the Debtor Collateral Agent Deposit Account, and, if there are insufficient funds in the Debtor Collateral Agent Deposit Account, will be billed to and paid directly by the Debtor; provided that, if the Debtor fails to pay such invoice within 30 days after the date of such invoice and the Collateral Agent has delivered a notice pursuant to Section 4(c) or 4(f), the Collateral Agent will pay such amount to the Depository upon demand, but only to the extent of assets then credited to the Debtor Collateral Agent Securities Account or cash amounts then credited to the Debtor Collateral Agent Deposit Account.

(n)            Except to the extent otherwise specifically provided herein, none of the Trustee, the Escrow Agent or the Collateral Agent will have any liability to the Depository or the Debtor for any costs, fees or charges attributable to the Debtor NIRAN Collateral Securities Account, the Debtor MFF Collateral Securities Account, the Debtor Collateral Agent Securities Account, the Debtor NIRAN Collateral Deposit Account, the Debtor MFF Collateral Deposit Account or the Debtor Collateral Agent Deposit Account, and the Debtor will, to the extent the Trustee, the Escrow Agent or the Collateral Agent pays to the Depository any costs, fees, or charges pursuant to the terms of this Agreement, immediately reimburse the Trustee, the Escrow Agent or the Collateral Agent for any such costs, fees or charges.

(o)            The Depository will not be liable to the Trustee, the CFH Agent, the Escrow Agent or the Collateral Agent for any loss or damage sustained by the Trustee, the CFH Agent, the Escrow Agent or the Collateral Agent as a result of the Depository’s failure to exercise due care in carrying out its responsibilities under this Agreement; provided that the foregoing shall not limit the Depository’s liability for any loss or damage caused by or arising from the Depository’s gross negligence or willful misconduct.

Section 5.	LIMITATIONS ON DUTIES, EXCULPATION AND INDEMNIFICATION OF DEPOSITORY.

(a)           The Debtor acknowledges that the Depository may be required to disclose to any Issuer or relevant governmental regulatory authority or court of law the name and address of any entitlement holder or customer and the nature of and certain information concerning the assets credited to the Account, and hereby consents to such disclosures. Notwithstanding the foregoing

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the parties hereto agree that the information referred to in Section 7 is not expected to be subject to disclosure by the Depository pursuant to this Section 5(a).

(b)           The Depository’s duties hereunder are only those specifically provided herein or arising under the UCC and are intended to be administrative, ministerial and custodial in nature. No implied covenants or obligations shall be read into this Agreement against the Depository. The Depository has no obligation to ensure the sufficiency of this Agreement or the arrangements described hereunder to satisfy any objective of the Debtor, the Trustee, the Escrow Agent, the CFH Agent or the Collateral Agent. The Depository shall have no duty to:

(i)           supervise or confirm any eligibility criteria of any assets held hereunder;

(ii)           subject to compliance with Section 2(k), supervise or provide notice to the Debtor in respect of any Policy; or

(iii)           provide to the Debtor any information regarding the Depository not expressly required to be provided herein; provided that the Depository shall:

(A)           execute and forward to the Issuer any Policy claim form, Policy service form or similar document relating to the exercise or enforcement of the rights of a policy holder to the extent any such form or document has been prepared or completed by the Servicer pursuant to the Servicing Agreement and is accompanied by reasonably detailed written directions for execution and delivery to the related Issuer, and

(B)           forward to the Debtor, as provided in Section 2(k), any Lapse Notice or other written communication received by the Depository from an Issuer.

The Depository shall perform its duties with respect to the custody, safekeeping and physical preservation of the Policies in accordance with its customary practices and procedures, using procedures effected in a manner substantially identical to those it would use with respect to the custody, safekeeping and physical preservation of Policies for other third parties.

(c)           The Depository shall incur no liability for any actions or omissions hereunder except for any such liability arising out of or in connection with the Depository’s gross negligence, bad faith, willful misconduct, material breach of this Agreement or violation of applicable law.

(d)           The Depository may consult with, and obtain advice from, legal counsel as to the construction of any of the provisions of this Agreement, and shall incur no liability in acting in good faith in accordance with the advice and opinion of such counsel as long as the Depository does not have any actual knowledge that such advice or opinion is inappropriate or based on incorrect information and would result in the Depository’s gross negligence, bad faith, willful misconduct, material breach of this Agreement or violation of applicable law.

(e)           The Depository shall be fully protected and shall suffer no liability in acting in accordance with any entitlement order, direction, notice, or written or electronic instruction

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reasonably believed by the Depository to have been given by a Person with the requisite authority.

(f)           The following provisions shall govern the Depository’s rights, powers, obligations and duties under this Agreement, notwithstanding anything herein to the contrary:

(i)           The Depository shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions provided by the Debtor or any other party hereto in accordance with this Agreement.

(ii)           No provision of this Agreement, any Policy, any entitlement order or any other document or instrument shall require the Depository to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Depository shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured or provided to it.

(iii)           The Depository shall not be responsible for or with respect to and makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by any other party hereto or for the form, character, genuineness, sufficiency, value or validity of any of the property credited to any Securities Account or Deposit Account or for or in respect of the validity or sufficiency of any Policy or financial asset and the Depository shall in no event assume or incur any liability, duty or obligation to any Person, other than as expressly provided for herein.

(iv)           The Depository shall not be liable for the supervision, default or misconduct of the Debtor, the Trustee, the Escrow Agent, the CFH Agent or the Collateral Agent or the Servicer, and, except as otherwise provided herein, the Depository shall be entitled to rely, in good faith, without any investigation or other action on its part, on directions, notices, advice and calculations received from the Debtor and such reliance shall not constitute negligence or misconduct in connection with the Depository’s handling of funds or otherwise, and the Depository shall not be personally liable or accountable to any Person, under such circumstances, by reason of such reliance.

(v)           The Depository shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation, at the request, order or direction of the Debtor, unless the Debtor has provided or has offered to the Depository security or indemnity reasonably satisfactory to it against any and all costs, expenses and liabilities that may be incurred by the Depository therein or thereby.

(vi)           The Depository shall not have any duty or obligation to manage, control, prepare, file or maintain any report, license or registration, use, sell, dispose of or otherwise deal with the assets in any Securities Account or Deposit Account, or otherwise to take or refrain from taking any action under or in connection with this Agreement, any Policy or any other document or instrument, except as expressly required hereby.

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(vii)         The Depository shall be under no obligation to appear in, prosecute or defend any action, or to take any other action other than the giving of notices, which in its opinion may require it to incur any out-of-pocket expense or any liability unless it shall first be furnished with such security and indemnity reasonably satisfactory to it against such expense or liability.

(viii)         The Depository shall incur no liability if, by reason of any provision of any present or future law or regulation, or by any force majeure event, including but not limited to Acts of God, nuclear or natural disaster, war or terrorism, civil or military disturbances or other circumstances beyond its reasonable control, the Depository shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed.

(ix)           Whenever the Depository is unable to decide between alternative courses of action permitted or required by the terms of this Agreement, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement, the Depository shall promptly give notice (in such form as shall be appropriate under the circumstances) to the other parties hereto requesting instruction as to the course of action to be adopted, and, to the extent the Depository acts in good faith in accordance with any such instruction received from such parties, the Depository shall not be liable on account of such action to any Person. If the Depository shall not have received appropriate instructions within 10 calendar days after sending such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement, and the Depository shall have no liability to any Person for any such action or inaction.

(x)           The Depository will not be liable to the Debtor, the Trustee, the Escrow Agent, the CFH Agent, the Collateral Agent or any third party for any expense, claim, loss, damage or cost arising out of or relating to its performance under this Agreement other than those which result directly from its acts or omissions constituting gross negligence or intentional misconduct. In no event will the Depository be liable for any special, indirect, exemplary, consequential or punitive loss or damage of any kind whatsoever (including lost profits), irrespective of whether the Depository has been advised of the likelihood of such loss or damage and regardless of the form of action.

(xi)           The Depository shall not be required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Agreement.

(g)           The Debtor shall reimburse and indemnify the Depository, the Trustee, the Escrow Agent, the CFH Agent and the Collateral Agent and hold the Depository, the Trustee, the Escrow Agent, the CFH Agent and the Collateral Agent harmless from and against, any and all claims, losses, liabilities, costs, damages or expenses (including, but not limited to, reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising from or in connection with or related (including but not limited to Losses incurred by the Depository, the Trustee, the Escrow Agent, the CFH Agent or the Collateral Agent in connection with its successful defense of any

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claim of negligence, gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Depository, the Trustee, the Escrow Agent, the CFH Agent or the Collateral Agent to be indemnified for Losses caused by its own gross negligence or willful misconduct.

Section 6.	RESIGNATION AND REMOVAL OF THE DEPOSITORY.

(a)           The Depository may be removed at any time by written notice given by the Debtor, the Trustee, the Escrow Agent, the CFH Agent and the Collateral Agent to the Depository, but such removal shall not become effective until a successor Depository shall have been appointed by the Debtor and consented to by the Trustee, the Escrow Agent, the CFH Agent and the Collateral Agent to act in respect of the Securities Accounts and the Deposit Accounts. If no successor Depository has been appointed and/or an instrument of acceptance by a successor Depository has not been delivered to the Depository being removed within 60 days after the giving of any such notice of removal, the Depository may, at the expense of the Debtor, petition any court of competent jurisdiction for the appointment of a successor Depository.

(b)           The Depository may resign as Depository hereunder by giving not less than 60 calendar days prior written notice to the Debtor, the Trustee, the Escrow Agent, the CFH Agent and the Collateral Agent. Such resignation shall not become effective until a successor Depository shall have been appointed by the Debtor and consented to be the Trustee, the Escrow Agent, the CFH Agent and the Collateral Agent to act in respect of the Securities Accounts and the Deposit Accounts. If no successor has been appointed and/or an instrument of acceptance by a successor Depository has not been delivered to the resigning Depository within 60 days after the giving of any such notice of resignation, the Depository may, at the expense of the Debtor, petition any court of competent jurisdiction for the appointment of a successor Depository.

(c)           Upon the appointment of a successor Depository and its acceptance of such appointment, the resigning or removed Depository shall, at the Debtor’s expense, transfer all assets credited to the Securities Accounts and the Deposit Accounts to such successor Depository and, if such successor Depository shall have agreed to be bound by the terms of this Agreement, following such appointment, all references herein to the Depository shall be deemed a reference to such successor; provided that the resigning or removed Depository shall be paid any fees and expenses accrued through the date of resignation or removal, and Section 5 shall continue to inure to the benefit of the resigning or removed Depository with respect to any actions taken or omitted to be taken by it under this Agreement while it was the Depository hereunder.

Section 7.	CONFIDENTIALITY.

(a)           The Depository, its directors, officers, employees, agents, representatives, delegates, successors and permitted assigns shall maintain the confidentiality of medical, financial and other personal information concerning the individual whose life is insured by any Policy a Specified Interest in which has been credited to a Securities Account; provided that the Depository may disclose such confidential information to those of its directors, officers, employees, agents, counsel, accountants, internal auditors and financial advisors (collectively, the “Representatives”) who have a need to know such information in connection with this Agreement and the performance of the Depository’s obligations hereunder and thereunder, it

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being understood that such Representatives shall have been informed of this Agreement and directed to handle such confidential information in accordance therewith.

(b)           The Depository shall at all times comply with all laws and regulations affecting the Policies Specified Interests in which are credited to a Securities Account, including laws and regulations regarding the privacy of any individual whose life is insured and the maintenance of all information obtained by the Depository in the performance of its duties in accordance with the applicable laws and regulations concerning the dissemination of such information. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit:

(i)           disclosure of any and all information that is or becomes publicly known, or information obtained by the Depository from sources other than the Debtor;

(ii)           disclosure as required pursuant to this Agreement;

(iii)           disclosure of any and all information:

(A)           if required to do so by any applicable statute, law, rule or regulation, or in working with any taxing authorities or other governmental agencies;

(B)           to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Depository’s business or that of its affiliates; or

(C)           pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Depository is a party or

(iv)           any other disclosure authorized by the Debtor in writing.

If the Depository is required to disclose information pursuant to clause (iii) above, the Depository shall use its reasonable efforts not to disclose such information before the date set forth in such request therefor and shall provide the Debtor with prompt notice (which can be electronic) of such request, in order to permit the Debtor to seek judicial or other relief before such information is disclosed.

Section 8.	FURTHER ASSURANCES.

Each party will from time to time promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any other party may reasonably request, in order to permit it to perform its respective duties hereunder.

Section 9.	NOTICES.

All demands, notices and communications under this Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt

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requested, hand delivery, prepaid courier service, telecopier or electronic mail, and addressed in each case as follows:

If to the Depository:	If to the Debtor:
___________________________________________________	Life Partners Position Holder Trust
___________________________________________________	__________________________________________________________
Attention: __________________________________________	Attention: Edward Espinosa, trustee
Facsimile: ___________________________________________	Facsimile: __________________________________________________
Email: ______________________________________________	Email: _____________________________________________________

If to the Trustee:	If to the CFH Agent:
___________________________________________________	____________________________________________________
___________________________________________________	__________________________________________________________
Attention: __________________________________________	Attention: _________________________________________________
Facsimile: ___________________________________________	Facsimile: __________________________________________________
Email: ______________________________________________	Email: _____________________________________________________

If to the Escrow Agent:	If to the Collateral Agent:
___________________________________________________	Vida Capital, Inc., as collateral agent
___________________________________________________	__________________________________________________________
Attention: __________________________________________	Attention: _________________________________________________
Facsimile: ___________________________________________	Facsimile: __________________________________________________
Email: ______________________________________________	Email: _____________________________________________________

If to LPI:
Life Partners, Inc.
___________________________________________________
Attention: __________________________________________
Facsimile: ___________________________________________
Email: ______________________________________________

or, in any case to such other address, facsimile number or email address as shall be furnished in writing by any such party to the other parties hereto. Such notices or other communications so given shall be deemed to have been given on the date so telecopied or hand delivered or so delivered by electronic mail, as the case may be, or, in the case of a mailing, on the date received or delivery refused. Notices and other communications to the Servicer shall be delivered as provided in the Servicing Agreement.

Section 10.	AMENDMENTS AND MODIFICATIONS; WAIVERS; TERM AND TERMINATION.

(a)           This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by (i) at any time when this Agreement may be terminated by the Depository and the Debtor pursuant to Section 10(c), the Depository and the Debtor, and (ii) at any other time by each party hereto, or in the case of a waiver, by the party waiving compliance (and in such case only with respect to such party).

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(b)           Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be or construed as a further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

(c)           The term of this Agreement shall continue until terminated as provided in this clause (c). This Agreement may be terminated with the consent of the Depository and the Debtor at any time after the only Securities Account that shall not have been closed pursuant to this Agreement is the Debtor Lien-Free Securities Account and the only Deposit Account that shall not have been closed pursuant to this Agreement is the Debtor Lien-Free Deposit Account. Prior to such time, this Agreement may be terminated only with the consent of each party hereto.

Section 11.	SEVERABILITY.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.	HEADINGS.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 13.	GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS. FOR PURPOSES OF SECTION 8.110 OF THE UCC, THE “SECURITIES INTERMEDIARY’S JURISDICTION” SHALL BE THE STATE OF TEXAS AND, FOR PURPOSES OF SECTION 9.304(b) OF THE UCC, THE “BANK’S JURISDICTION” SHALL BE THE STATE OF TEXAS.

Section 14.	CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

(a)           EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN THE COUNTY OF DALLAS AND STATE OF TEXAS, IN RESPECT OF ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDINGS IN ANY SUCH COURT AND ANY CLAIM THAT ANY PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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(b)           EACH PARTY HERETO HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT; OR (II) PERTAINING IN ANY WAY TO ANY DEALINGS OF THE PARTIES TO THIS AGREEMENT WITH RESPECT TO THE EXERCISE OF THEIR RIGHTS OR THE DISCHARGE OF THEIR OBLIGATIONS HEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

(c)           EACH PARTY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR THE DELIVERY OF NOTICES UNDER THIS AGREEMENT.

Section 15.	COUNTERPARTS.

The parties agree that the execution of this Agreement may be completed by the exchange of facsimile or pdf (via email) signature pages, with the exchange of originally executed copies to be completed as soon as reasonably possible thereafter. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 16.	FEES.

(a)           The Debtor promptly will pay to the Depository from time to time such compensation as the Debtor and Depository shall agree in writing for all services rendered by it hereunder, and to reimburse the Depository upon its request for all reasonable and documented expenses, disbursements and advances incurred or made by it in accordance with any provision of this Agreement (including the compensation and the expenses and disbursements of its agents and counsel), including all costs, expenses and attorneys’ fees incurred by the Depository in connection with compliance with, or the enforcement of, this Agreement and any instrument or agreement required hereunder, including any such costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce the Depository’s rights in a case arising under Title 11 of the United States Code, in any such case except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct. This provision shall survive the termination of this Agreement.

Section 17.	PARTIES IN INTEREST.

Neither this Agreement nor any right or obligation created hereunder may be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law or with the written consent of the other parties hereto. This Agreement shall inure only to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

Section 18.	NO WAIVER; CUMULATIVE REMEDIES.

No failure to exercise and no delay in exercising, on the part of any party of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or

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partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 19.	MERGER AND INTEGRATION.

This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.

S-1

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IN WITNESS WHEREOF, the undersigned have executed this Securities Account Control Agreement as of the date first set forth above.

LIFE PARTNERS POSITION HOLDER [DEPOSITORY]

TRUST

By	_________________________	By	_________________________
	Name: Edward Espinosa		Name:
	Title: Trustee		Title:

____________________, as Trustee		____________________, as CFH Agent

By	_________________________	By	_________________________
	Name:		Name:
	Title:		Title:

____________________, as Escrow Agent		VIDA CAPITAL, INC., as Collateral Agent

By	_________________________	By	_________________________
	Name:		Name:
	Title:		Title:

LIFE PARTNERS, INC.

By	_________________________
Name:
Title:

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SCHEDULE I

POLICIES AND SPECIFIED INTERESTS THEREIN

POLICY ID	DEBTOR	DEBTOR MFF	DEBTOR LIEN-	CFH	DEBTOR
NUMBER	NIRAN	COLLATERAL	FREE	SPECIFIED	COLLATERAL
	COLLATERAL	SPECIFIED	SPECIFIED	INTEREST	AGENT
	SPECIFIED	INTEREST	INTEREST		SPECIFIED
	INTEREST				INTEREST
	%	%	%	%	%